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                              INVESTORS AGREEMENT


         THIS INVESTORS AGREEMENT (this "AGREEMENT"), entered into as of the ____ day of ________________, 1997, is made by and among INSIGNIA PROPERTIES TRUST, a Maryland real estate investment trust ("IPT"), Insignia Financial Group, Inc., a Delaware corporation ("IFG"), and the undersigned investor in IPT (the "INVESTOR").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Confidential Memorandum dated May 9, 1997 (the "MEMORANDUM"), IPT offered to certain investors the opportunity to purchase up to 5,000,000 (the "SHARES") common shares of beneficial interest of IPT, par value $.01 per share ("COMMON SHARES");

         WHEREAS, the Investor has executed a Subscription Agreement (the "SUBSCRIPTION AGREEMENT") providing, among other things, for the issuance by IPT and subscription and purchase by the Investor of the number of Shares specified, and on the terms and conditions set forth, in the Subscription Agreement;

         WHEREAS, the execution of this Agreement is a condition to the issuance and sale of the Shares by IPT; and

         WHEREAS, the parties hereto desire to set forth more fully their agreements regarding the ownership by the Investor or its Affiliates (as defined herein) of interests in IPT.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

                  As used herein, the following terms shall have the respective meanings set forth below:

                  "AFFILIATE" of any person means any person that directly or indirectly controls, or is under common control with, or is controlled by, such person. As used in this definition, "CONTROL" (including with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "AGREEMENT" has the meaning set forth in the recitals.

                  "BOARD OF TRUSTEES" means the Board of Trustees of IPT, as constituted from time to time in accordance with IPT's Declaration of Trust and IPT's Bylaws.



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                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON SHARES" has the meaning set forth in the recitals.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "IFG" has the meaning set forth in the recitals.

                  "INDEMNIFIED PARTY" has the meaning set forth in Section
5.5(c).

                  "INDEMNIFYING PARTY" has the meaning set forth in Section 5.5(c).

                  "INVESTOR" has the meaning set forth in the recitals.

                  "IPT" has the meaning set forth in the recitals.

                  "MEMORANDUM" has the meaning set forth in the recitals.

                  "PARTNERSHIP" means any partnership in which IPT, IFG or Metropolitan Asset Enhancement, L.P. holds a general partner interest or limited partner interest, at any time and from time to time.

                  "PIGGYBACK MAXIMUM NUMBER" has the meaning set forth in
Section 5.2(b).

                  "PRIORITY RIGHTS HOLDER" means (i) the Investor, (ii) all other holders of Common Shares who entered into registration rights agreements with IPT in connection with the offering made pursuant to the Memorandum, and
(iii) IFG and any of its Affiliates pursuant to any registration rights agreements with IPT in effect as of the date hereof.

                  "REQUESTING HOLDER" has the meaning set forth in Section
5.2(b).

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" has the meaning set forth in the recitals.

                  "SUBSCRIPTION AGREEMENT" has the meaning set forth in the recitals.

                  "TRUSTEE" means a member of the Board of Trustees.

                  The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement.


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                                  ARTICLE II.
                             COVENANTS OF INVESTOR

                  Neither the Investor nor any of its Affiliates, nor any other person acting on their behalf or in concert with them shall, directly or indirectly (except through their investments directly in IPT):

                           (i) acquire, offer to acquire, or agree to acquire, by purchase, gift or otherwise, any interest in a Partnership, including without limitation any right to receive allocations or distributions of the profits and losses of any Partnership or the right to a share of the assets of any Partnership upon its winding up and dissolution;

                           (ii) seek to control, disrupt, influence or participate in the management, the policies or affairs of any Partnership, including any Partnership in which the Investor acquired an ownership interest prior to the date of this Agreement; or

                           (iii) make, or in any way participate in, any "solicitation" of "proxies" to vote (as such terms are defined in Rule 14a-1 of the Exchange Act), solicit or communicate with or seek to advise or influence any person or entity with respect to the voting of any interest in any Partnership, including any Partnership in which the Investor acquired an ownership interest prior to the date of this Agreement.

         Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Investor from owning any interest in a Partnership, including, without limitation, any right to receive allocations or distributions of the profits and losses of any Partnership or the right to a share of the assets of any Partnership upon its winding up and dissolution provided that such interest was acquired prior to the date of this Agreement.

                                  ARTICLE III.
                         TRANSFER COVENANT OF INVESTOR

         SECTION 3.1 Restrictions on Transfer.

                  The Investor hereby agrees that it will not assign, transfer or convey any Shares held by it unless and until the transferee, assignee or successor of such Shares agrees in writing to be bound by the provisions of this Agreement; provided, however, that this Section 3.1 shall not apply to (i) any sale or exchange of Shares if any securities of IPT are registered pursuant to Section 12 of the Exchange Act and are listed on a national securities exchange or quoted on the NASDAQ, (ii) any sale or exchange of Shares pursuant to any merger or other business combination to which IPT is a party, or (iii) any transfer of securities received in a transaction described in the immediately preceding clause (ii), provided such securities (or any other securities of the same issuer) are registered pursuant to Section 12 of the Exchange Act and are listed on a national securities exchange or quoted on the NASDAQ; and further provided that the foregoing proviso shall not in any way affect any transfer restrictions the Investor may be subject to other than pursuant to this Section 3.1.

         SECTION 3.2  Share Certificate Legend.

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                  The certificates representing the Shares will bear the
following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT. THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN INVESTORS AGREEMENT AMONG THE COMPANY, INSIGNIA FINANCIAL GROUP, INC. AND THE HOLDER HEREOF, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                                  ARTICLE IV.
                                  TERMINATION

                  This Agreement shall commence on the date hereof and shall terminate on the earliest to occur of:

                  (i) the written agreement of the parties hereto to terminate this Agreement;

                  (ii) the final dissolution of IPT in accordance with applicable law; and

                  (iii) the date on which all the Shares come to be owned by a single shareholder or a group of shareholders that are Affiliates of each other.

                                   ARTICLE V.
                              REGISTRATION RIGHTS

         SECTION 5.1 Registration on Request.

                  (a) Request. Provided that (i) IPT has not at any time prior to the fifth anniversary of this Agreement had any Common Shares registered under the Exchange Act and listed on a national securities exchange or quoted on the NASDAQ and (ii) at the time of the request specified below the Investor holds not less than 50,000 Shares, then, subject to the limitations provided herein, at any time subsequent to the fifth anniversary of the date hereof, upon the Investor's written request that IPT effect the registration under the Securities Act of all, but not less than all, of such Investor's Shares, which request shall specify (A) that the request is being made pursuant to this
Section 5.1, (B) the Investor's intended method of dispo-

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sition of such Shares, (C) whether or not such requested registration is to be an underwritten offering, and (D) the price range (net of underwriting discounts and commissions) acceptable to such Investor to be received for such Shares, IPT will use reasonable efforts to effect the registration under the Securities Act of such Shares. If IPT is required to effect a registration pursuant to this Section 5.1 and IPT furnishes to the Investor a certificate signed by the President of IPT stating that in the good faith judgment of the Board of Trustees of IPT it would not be in the best interests of IPT and its shareholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and it is therefore necessary to defer the filing of such registration statement, then IPT shall have the right to defer such filing for a period of not more than 120 days after receipt of the request for such registration from the Investor; provided that during such time IPT may not file a registration statement for securities to be issued and sold for its own account or that of anyone other than the Investor. In addition to the other limitations set forth herein, the Investor shall not be entitled to request and have effected more than one registration under this
Section 5.1.

                  (b) Method of Distribution. The Investor requesting a registration pursuant to Section 5.1(a) shall determine the method of distribution of the Shares included in such registration.

                  (c) Registration of Other Securities. Whenever IPT shall effect a registration pursuant to this Section 5.1 in connection with an underwritten offering, no securities other than Shares requested by the Investor to be included shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised the Investor in writing that the inclusion of such other securities would not adversely affect the price the Investor will receive for its Shares in such offering or (ii) the Investor shall have consented in writing to the inclusion of such other securities.

                  (d) Registration Statement Form. Registrations under this
Section 5.1 shall be on such appropriate registration form of the Commission
(i) as shall be selected by IPT and as shall be reasonably acceptable to the Investor, and (ii) as shall permit the disposition of such Shares in accordance with the method or methods of disposition selected pursuant to Section 5.1(b) hereof.

                  (e) Effective Registration Statement. A registration requested pursuant to this Section 5.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective (unless a substantial cause of the failure of such registration statement to become effective shall be attributable to the Investor), (ii) if after a registration statement with respect thereto has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Shares offered thereby, (iii) if after a registration statement with respect thereto has become effective, the offering of Shares offered thereby is not consummated due to factors beyond the control of the Investor, including, without limitation, in the context of a proposed firm commitment underwriting, the fact that the underwriters have advised the Investor that its Shares cannot be sold at a net price equal to or above the net price anticipated at the time of filing of the preliminary prospectus, or (iv) if the conditions to closing specified in the underwriting

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agreement entered into in connection with such registration are not satisfied
(unless a substantial cause of such conditions to closing not being satisfied shall be attributable to the Investor).

                  (f) Selection of Underwriters. If a requested registration pursuant to this Section 5.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by IPT and the Investor. The Investor (together with IPT and other holders, if any, of Common Shares participating therein) shall enter into an underwriting agreement in customary form with the representative of such underwriter(s).

                  (g) Expenses. All expenses of any registration requested under this Section 5.1 shall be paid by the Investor and the other holders of Common Shares, if any, participating in such registration, pro rata among such holders based on the ratio the number of Common Shares included by each selling holder bears to the number of all Common Shares included in the registration. In all cases, the Investor shall pay the underwriting discounts and commissions applicable to the Shares sold by the Investor.

         SECTION 5.2 Right to Include Shares.

                  (a) Inclusion. If IPT at any time proposes to register any of its Common Shares under the Securities Act (other than by a registration on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Shares for sale to the public), whether or not for sale for its own account, it will each such time, at least 30 days prior to filing the registration statement, give written notice to the Investor of its intention to do so. Upon the written request of the Investor made within 15 days after the receipt of any such notice (which request shall specify the Shares intended to be disposed of by the Investor and the intended method of disposition thereof), IPT will use reasonable efforts to effect the registration under the Securities Act of all Shares which IPT has been so requested to register by the Investor, to the extent requisite to permit the disposition of the Shares to be so registered, provided, however, that if, at any time after giving written notice of its intention to register any Common Shares and prior to the effective date of the registration statement filed in connection with such registration, IPT shall determine for any reason not to register or to delay registration of such Common Shares, IPT may, at its election, give written notice of such determination to the Investor and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 5.4 hereof) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares being registered pursuant to this Section 5.2 for the same period as the delay in registering such other securities.

                  (b) Priority. If (i) a registration pursuant to this Section
5.2 involves an underwritten offering whereby the Common Shares so being registered, whether or not for sale for the account of IPT, are to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, whether or not the Investor has requested that its Shares be included in such underwritten offering, and (ii) the managing underwriter of such underwritten offering shall inform IPT in writing of its belief that the number of Common Shares requested to be included in such registration exceeds the maximum number (the "PIGGYBACK MAXIMUM NUMBER") which can be sold in (or during the time of) such offering

                                       6

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within a price range reasonably acceptable to IPT, IPT shall be entitled to reduce the aggregate number of Common Shares included in the registration to an aggregate number equal to the Piggyback Maximum Number, with participation in the offering being allocated (A) if IPT initiated the registration of Common Shares for its own account, (1) first, for the account of IPT, and (2) second, pro rata among all Priority Rights Holders (including, without limitation, the Investor) (based upon the number of Common Shares held by such holders (including, without limitation, the Investor) immediately prior to the filing of the registration statement with respect to such registration), and (B) if the registration was initiated by a Priority Rights Holder (the "REQUESTING HOLDER"), (1) first, for the account of the Requesting Holder, (2) second for the account of IPT, and (3) third, pro rata among all Priority Rights Holders, other than the Requesting Holder, requesting registration of Common Shares pursuant to any registration rights agreements with IPT (based on the number of Common Shares held by such holders immediately prior to the filing of the registration statement with respect to such registration).

                  (c) Expenses. All expenses incurred in connection with each registration pursuant to Section 5.2 initiated by IPT (excluding in each case underwriting discounts and commissions applicable to Common Shares), including, without limitation, in each case, all registration, filing and National Association of Securities Dealer fees; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for IPT including the expenses of any special audits or "cold comfort" letters or opinions required by or incident to such registrations; such premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Common Shares; and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, if any, shall be borne by IPT. All expenses incurred in connection with a registration pursuant to Section 5.2 initiated by a Requesting Holder shall be paid by the holders, including, without limitation, the Investor, participating in such registration, pro rata among such holders based on the ratio the number of Common Shares included by each selling holder bears to the number of all Common Shares included in the registration. In all cases, the Investor shall pay the underwriting discounts and commissions applicable to the Shares sold by the Investor.

                  (d) Underwritten Offerings. If any Common Shares to be registered under the Securities Act as contemplated by this Section 5.2 are to be distributed by or through one or more underwriters, and the Investor has requested that its Shares be included in such offering as provided in Section 5.2(a), then IPT shall not be obligated to include the Investor's Shares in such offering unless the Investor accepts the terms of the underwritten offering agreed on between the Company or the Requesting Holder, as the case may be, and the underwriters selected by the Company or the Requesting Holder, as the case may be. Furthermore, if requested by the underwriters, the Investor agrees to enter into an agreement with such underwriters not to sell any Common Shares owned by the Investor for a period of time (not to exceed 180 days) after the effectiveness of a registration statement equal to the period of time which the sellers of Common Shares in such registration have agreed not to sell the Common Shares owned by them after the effectiveness of such registration statement. The Investor shall be party to the underwriting agreement between IPT or the Requesting Holder, as the case may be, and such underwriters and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, IPT to and for the benefit of such

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underwriters shall also be made to and for the benefit of such Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Investor. The Investor shall not be required to make any representations or warranties to or agreements with IPT or the underwriters other than representations, warranties or agreements regarding the Investor, the Investor's Common Shares or other securities of IPT, the Investor's intended method of distribution and any representations, warranties or agreements required by law.

         SECTION 5.3 Registration Procedures.

                  If and whenever any Shares of the Investor are proposed to be registered under the Securities Act as contemplated in this Agreement, IPT will, subject to the limitations set forth in this Agreement, as expeditiously as possible:

                  (i) prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to IPT or such longer period as IPT shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective, provided that IPT may discontinue or delay any registration of any Common Shares in its sole discretion;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement until such time as all of such Shares have been disposed of in accordance with the intended methods of disposition by the Investor; provided, however, that IPT shall not in any event be required to keep the registration statement effective for a period of more than nine months after such registration statement becomes effective;

                  (iii) furnish to the Investor such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as the Investor may reasonably request;

                  (iv) use its best efforts to register or qualify all Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Investor thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (provided, however, that IPT shall not in any event be required to keep such registration or qualification in effect for a period of more than nine months after such registration or qualification becomes effective) and take any other action which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdictions of the Shares owned by the Investor, except that IPT shall not for any such purpose be required

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         to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Shares covered by such registration statement to be registered with or approved by such other United States federal or state governmental agencies or authorities as may be necessary to enable the Investor to consummate the disposition of such Shares;

                  (vi) furnish to the Investor a copy, or, upon request, a signed counterpart, addressed to the Investor (and the underwriters, if any) of

                           (x) an opinion of counsel for IPT, dated the
                  effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                           (y) a "comfort" letter addressed to the
                  underwriters, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited IPT's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion such other legal matters, as the Investor (or the underwriters, if any) may reasonably request;

                  (vii) notify the Investor, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Investor, prepare and furnish to the Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months

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         beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to the Investor, upon request of the Investor, at least five days prior to the filing thereof, a copy of any amendment or supplement to such registration statement or prospectus and shall not file any amendment or supplement thereof to which the Investor shall have delivered to IPT an opinion of counsel that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (ix) provide and cause to be maintained a transfer agent for all Shares covered by such registration statement from and after a date not later than the effective date of such registration statement;

                  (x) use its best efforts to list all Shares covered by such registration statement on any securities exchange on which any of the Shares is then listed; and

                  (xi) refrain from making any sale or distribution of its equity securities, except pursuant to any employee stock option plan and any preexisting agreement for the sale of such securities, for at least ninety (90) days after the closing of the public offering pursuant to such registration.

It shall be a condition precedent to the obligations of IPT to take any action with respect to registering the Investor's Shares pursuant to this Section 5.3 that the Investor furnish IPT in writing such information regarding the Investor, the Shares and other securities of IPT held by the Investor, and the distribution of such Shares as IPT may from time to time reasonably request in writing. If the Investor refuses to provide IPT with any of such information on the grounds that it is not necessary to include such information in the registration statement, IPT may exclude the Investor's Shares from the registration statement if IPT provides the Investor with an opinion of counsel to the effect that such information must be included in the registration statement and the Investor thereafter continues to withhold such information. The exclusion of the Investor's Shares from a registration statement shall not affect the registration of the other Shares to be included in such registration statement.

                  The Investor agrees that upon receipt of any notice from IPT of the happening of any event of the kind described in subdivision (vii) of this Section 5.3, the Investor will forthwith discontinue the Investor's disposition of Shares pursuant to the registration statement relating to such Shares until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 5.3 and, if so directed by IPT, will deliver to IPT (at IPT's expense) all copies, other than permanent file copies then in the Investor's possession, of the prospectus relating to such Shares current at the time of receipt of such notice.

         SECTION 5.4  Preparation; Reasonable Investigation.

                  In connection with the preparation and filing of each registration statement under the Securities Act which includes shares of the Investor pursuant to this Agreement, IPT will give the Investor, its underwriters, if any, its counsel and its accountants the opportunity to

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participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of IPT with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Investor, to conduct a reasonable investigation within the meaning of the Securities Act.

         SECTION 5.5  Indemnification.

                  (a) Indemnification by IPT. In the event any of the Investor's Shares are included in a registration statement under this Article V, to the extent permitted by law, IPT will, and hereby does, indemnify and hold harmless the Investor, each of the directors and officers of the Investor, each Affiliate of the Investor, each of the directors and officers of such Affiliate of the Investor, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls the Investor, such Affiliate or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, costs, expenses or liabilities, joint or several, to which the Investor or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, any offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and IPT will reimburse the Investor and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, cost, expense, liability, action or proceeding; provided that IPT shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, offering circular, amendment or supplement in reliance upon and in conformity with written information furnished to IPT by any seller expressly for use in the preparation thereof, and provided further that IPT shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, cost, expense, liability (or action or proceeding in respect thereof) arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such director, officer, underwriter or controlling person and shall survive the transfer of such Shares by the Investor

                  (b) Indemnification by the Investor. IPT may require, as a condition to including any of the Investor's Shares in any registration statement filed pursuant to Section 5.3 hereof, that IPT shall have received an undertaking satisfactory to it from the Investor and/or its Affiliates, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5.5) each underwriter, each person who controls such underwriter within the meaning of the Securities Act, IPT, each Trustee of IPT, each officer of IPT, each Affiliate of IPT, each director of each Affiliate of IPT, each trustee of each Affiliate of IPT, each officer of each Affiliate of IPT and each other person, if any, who controls IPT within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus, summary prospectus or offering circular contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to IPT by the Investor and/or its Affiliates expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, offering circular, amendment or supplement; provided that the Investor and/or its Affiliates shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, cost, expense or liability (or action or proceeding in respect thereof) arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, IPT or any such director, trustee, officer or controlling person and shall survive the transfer of such Shares by the Investor. In no event shall the liability of the Investor under this Section 5.5 be greater in amount than the dollar amount of the proceeds received by the Investor upon the sale of the Common Shares giving rise to such indemnification obligation.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party (the "INDEMNIFIED PARTY") of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5.5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party (the "INDEMNIFYING PARTY"), give written notice to the Indemnifying Party of the commencement of such action; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding subdivisions of this Section 5.5, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and such Indemnifying Parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No

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



Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person and, in the case of indemnification by IPT, all other parties entitled to indemnification pursuant to agreements with IPT or its Affiliates, which firm shall be designated in writing by the Indemnified Party (and, in the case of indemnification by IPT, by holders of a majority of Common Shares pursuant to which such indemnification obligation arose under this Agreement and other agreements between other parties and IPT or its Affiliates) to the Indemnifying Party.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5.5 (with appropriate modifications) shall be given by IPT and the Investor and its Affiliates with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section 5.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (f) Contribution. If the indemnification provided for in this
Section 5.5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 5.5, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.5, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason on such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Common Shares of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  If indemnification is available under this Section 5.5, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Section 5.5(a) through Section 5.5(e) hereof without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 5.5(f).

         SECTION 5.6  Reporting Requirements Under Exchange Act.

                  When IPT is first legally required to do so, IPT shall register its Common Shares under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by IPT under the Securities Act, IPT shall (whether or not it shall then be required to do so) timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file.

                  Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, IPT shall forthwith upon request furnish to the Investor (i) a written statement by IPT that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of IPT, and (iii) such other reports and documents filed by IPT with the Commission as such Investor may reasonably request in availing itself of an exemption for the sale of Shares without registration under the Securities Act. IPT acknowledges and agrees that the purposes of the requirements contained in this Section 5.6 are (a) to enable the Investor to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should the Investor ever wish to dispose of any of the Shares acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (b) to qualify IPT for the use of registration statements on Form S-3. In addition, IPT shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. IPT also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

         SECTION 5.7 Investor Information.

                  IPT may require the Investor, if any of the Investor's Shares are to be registered pursuant to this Article V, to furnish IPT such information in writing with respect to the Investor and the distribution of such Shares (and any other securities of IPT) as IPT may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         SECTION 5.8  Forms.

                  All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

         SECTION 5.9 Transfer of Registration Rights.

                  The registration rights granted the Investor under this
Article V may not be transferred without the prior written consent of IPT; provided that such registration rights may be transferred, in whole or in part, without such prior written consent upon written notice to IPT in connection with a permitted transfer of Shares to a partner in or an Affiliate of the Investor.

                                  ARTICLE VI.
                                 MISCELLANEOUS

         SECTION 6.1  Survival.

                  Without intending to exclude the provisions hereof which by their nature survive, the provisions of Article II hereof and Section 5.5 hereof shall survive any termination of this Agreement.

         SECTION 6.2 Successors and Assigns.

                  This Agreement shall bind and inure to the benefit of and be enforceable by IPT, IFG and the Investor. Either IPT or IFG may assign its rights under this Agreement without the consent of the Investor or its permitted successors or assigns, and this Agreement (with the exception of Article V) shall bind and inure to the benefit of and be enforceable by any successor or assign of IPT or IFG. Except as provided in Section 5.9, the Investor may not assign its rights under this Agreement without the prior written consent of all other parties to this Agreement.

         SECTION 6.3  Counterparts.

                  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         SECTION 6.4  Severability.

                  In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

         SECTION 6.5  Headings.

                  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

         SECTION 6.6 Amendment and Waiver.

                  This Agreement may be amended only by agreement in writing signed by all of the parties. No waiver of any provision or consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the extent, specific purpose and instance so provided.

         SECTION 6.7  Remedies.

                  Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. In the event a party hereto brings an action under this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals. No course of dealing between IPT, IFG and the Investor and no delay or failure in exercising any rights hereunder shall operate as a waiver of the rights of any party hereto.

         SECTION 6.8  GOVERNING LAW.

                  THE CORPORATE LAW OF THE STATE OF MARYLAND WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF IPT AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEW YORK.

         SECTION 6.9  Jurisdiction.

                  Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably waives, to the fullest extent they may exclusively do so, any objection which they may now or hereafter have to the laying of venue of any such proceeding.

         SECTION 6.10 Further Acts.

                  Each of the parties hereto agrees to perform such other and further acts and to execute such other further documents as may be reasonably required to effect the transactions contemplated hereby.

         SECTION 6.11 Relationship with Declaration of Trust and Bylaws.

                  In the event of any conflict between this Agreement, IPT's Declaration of Trust, as amended and Bylaws, as amended, the provisions of this Agreement shall prevail to the extent permitted by applicable law, and the parties shall take all action necessary or desirable to effect any amendments to such documents necessary to avoid any such conflict.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date hereof.


                                      INSIGNIA PROPERTIES TRUST


                                      By:
                                         --------------------------------------
                                           Jeffrey P. Cohen
                                           Vice President



                                      INSIGNIA FINANCIAL GROUP, INC.


                                      By:
                                         --------------------------------------
                                            Jeffrey P. Cohen
                                            Senior Vice President



                                      INVESTOR:


                                      -----------------------------------------
                                      Name of Investor


                                      By:
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                              ---------------------------------